EXHIBIT 10.29
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                AMENDED AND RESTATED UNLIMITED GUARANTY AGREEMENT
                -------------------------------------------------
                                    (SHIELDS)

      THIS AMENDED AND RESTATED UNLIMITED GUARANTY AGREEMENT ("Guaranty"), dated October__, 2000, is made and entered into upon the terms hereinafter set forth, by HARRY D. SHIELDS ("Guarantor"), in favor of SOUTHTRUST BANK, an Alabama banking corporation with offices in Nashville, Tennessee, formerly known as SouthTrust Bank, National Association ("Creditor").

                                    RECITALS:

           A.     Pursuant to that  certain  Loan  Agreement  dated  October 28,
1999,  by  and  among  European  Micro  Holdings,  Inc.,  a  Nevada  corporation
("Debtor"), American Micro Computer Center, Inc., a Florida corporation, Nor'easter Micro, Inc., a Nevada corporation, and Creditor, as amended by that certain First Amendment to Loan Agreement of even date herewith (as amended, the "Loan Agreement"), Creditor has made a term loan to Debtor in the original principal amount not exceeding $1,500,000 (the "Term Loan"). The Term Loan is evidenced by a Secured Promissory Note of even date with the Term Loan Agreement, in the original principal amount of $1,500,000, made and executed by Debtor, payable to the order of Creditor (herein referred to, together with any extensions, modifications, renewals and/or replacements thereof, as the "Note"; the Note and the Loan Agreement, together with any and all other documents executed in connection therewith, are hereinafter collectively referred to as the "Loan Documents").

           B. As a condition of Creditor's agreement to make the Term Loan to Debtor, Guarantor executed and delivered to Creditor that certain Limited Guaranty Agreement dated October 29, 1999 (the "Original Guaranty"). At the request of Debtor and Guarantor, Creditor has agreed to waive certain defaults existing under the Loan Documents and modify the Loan Documents in certain respects, conditioned in part upon Guarantor's agreement to execute and deliver this Guaranty, amending and restating the Original Guaranty.

           C. Guarantor desires to execute and deliver this Guaranty to Creditor in order to induce Creditor to waive such defaults and agree to such modifications to the Loan Documents, which will be to the direct interest, advantage and benefit of Guarantor.

                                   AGREEMENTS:

           NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and to induce Creditor to make loans and other extensions of credit to Debtor pursuant to the Loan Agreement, Guarantor hereby agrees as follows:




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           1.     Guarantor  hereby  guarantees  to Creditor the full and prompt payment of the entire  indebtedness  evidenced by the Note,  including principal
and  any  and  all  interest   accrued  or  to  accrue  thereon  (the  aforesaid
indebtednesses and other obligations are sometimes herein collectively referred to as the "Guaranteed Obligations"). Guarantor hereby agrees that if the Guaranteed Obligations are not timely paid in accordance with the terms thereof, Guarantor immediately will pay such Guaranteed Obligations. If for any reason any payment or obligation in respect of the Guaranteed Obligations shall be determined at any time to be a voidable preference or otherwise shall be set aside or required to be returned or repaid, this Guaranty nevertheless shall remain in full force and effect and shall be fully enforceable against Guarantor for the payment or obligation set aside, returned or repaid, as well as any other Guaranteed Obligations still outstanding, notwithstanding the fact that this Guaranty may have been canceled, released and/or returned to Guarantor by Creditor.

           2. In addition to the obligations of Guarantor to Creditor pursuant to PARAGRAPH 1 hereof, Guarantor further agrees to pay any and all expenses (including without limitation attorney's fees) reasonably incurred by Creditor in endeavoring to collect and/or enforce the obligations of Guarantor under this Guaranty.

           3. Guarantor hereby waives notice of any breach or default by Debtor, and hereby further waives presentment, demand, notice of dishonor and protest with respect to any instrument now or hereafter evidencing any of the Guaranteed Obligations.

           4. Any act of Creditor consisting of a waiver of any of the terms, covenants or conditions of the Guaranteed Obligations, or the giving of any consent to any matter or thing relating to the Guaranteed Obligations, or the granting of any indulgences or extensions of time to Debtor, may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

           5. The obligations of Guarantor hereunder shall not be released by Creditor's receipt, application or release of any security given for the payment, performance and observance of any of the Guaranteed Obligations. Similarly, the obligations of Guarantor hereunder shall not be released by any modification of any of the terms of the Guaranteed Obligations made by Creditor and Debtor, but in the case of any such modification, the liability of Guarantor shall be deemed modified in accordance with the terms of any such modification.

           6. The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Debtor in any creditors', receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Debtor or the estate of Debtor in bankruptcy, or of any remedy for the enforcement of any of the Guaranteed Obligations resulting from the operation of any present or future provision of the Federal bankruptcy law or any other statute or the decision of any court, (c) the rejection or disaffirmance of any instrument, document or agreement evidencing any of the Guaranteed Obligations in any such proceedings, (d) the assignment or transfer of any of the Guaranteed Obligations by Creditor, (e) any other defense of Debtor, or (f) the cessation from any cause whatsoever of the liability of Debtor with respect to the Guaranteed Obligations.



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           7.     Until all of the Guaranteed  Obligations have been fully paid, any liability or indebtednesses of Debtor now or hereafter held by Guarantor are and shall be subject and subordinate to the obligations of Debtor to Creditor under the Guaranteed Obligations.

           8. Guarantor hereby waives any claim, right or remedy that Guarantor may now have or hereafter acquire against Debtor that arises hereunder and/or from performance by Guarantor hereunder, including but not limited to any claim, right or remedy of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Creditor against Debtor or any collateral now or hereafter securing the Guaranteed Obligations, regardless of whether such claim, right or remedy arises under contract, by statute, under common law, in equity or otherwise.

           9. This is a guaranty of payment and not of collection. The liability of Guarantor hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Debtor or any other person, nor against any collateral available to Creditor. Guarantor hereby waives any right to require that an action be brought against Debtor or any other person or to require that resort be had to any collateral in favor of Creditor prior to discharging its obligations hereunder. Guarantor further waives any right of Guarantor to require that an action be brought against Debtor under the provisions of Title 47, Chapter 12, Tennessee Code Annotated, as the same may be amended from time to time.

           10. Guarantor hereby consents and agrees that all payments and credits received from Debtor or Guarantor or realized from any collateral may be applied by Creditor to the Guaranteed Obligations in such priority as Creditor in its sole judgment shall see fit.

           11. In the event that Guarantor consists of more than one person or entity, the obligations of Guarantor hereunder shall be joint and several, and all references herein to "Guarantor" shall refer to each of said persons or entities jointly and severally. This Guaranty is assignable by Creditor, and any assignment of the Guaranteed Obligations or any portion thereof by Creditor shall operate to vest in the assignee the rights and powers of Creditor hereunder to the extent of such assignment. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, representatives, successors, successors-in-title and assigns, and shall inure to the benefit of Creditor, its heirs, representatives, successors, successors-in-title and assigns.

           12. This Guaranty shall be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be performed within said state.

           13. No amendment or modification hereof shall be effective unless evidenced by a writing signed by Guarantor and Creditor. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders, as appropriate.

           14. Guarantor hereby waives notice of acceptance of this Guaranty by Creditor.


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           IN WITNESS  WHEREOF,  the  undersigned  Guarantor  has executed  this
Guaranty, or has caused this Guaranty to be executed by its duly authorized representative, as of the date first above written.

                                               /s/ Harry D. Shields
                                               ---------------------------------
                                               HARRY D. SHIELDS

ACCEPTED this _____ day of October, 2000.

SOUTHTRUST BANK

By:
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                             (Title)














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